Exhibit 32.1

Certification Required by 18 U.S.C. Sec. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the filing by ADE Corporation (the “Company”) of the Annual Report on Form 10-K for the fiscal year ended April 30, 2005 (the “Report”), the undersigned, as the President and Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 26, 2005	/s/ CHRIS L. KOLIOPOULOS
Chris L. Koliopoulos, Ph.D. President and Chief Executive Officer